UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2004

                              Xybernaut Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-15086                                     54-1799851
     (Commission File Number)                          (I.R.S. Employer
                                                    Identification Number)


                                 (703) 631-6925
              (Registrant's Telephone Number, Including Area Code)

 12701 Fair Lakes Circle, Fairfax, Virginia                 22033
  (Address of Principal Executive Offices)               (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



================================================================================

Item 3.02    Unregistered Sales of Equity Securities

         On December 20, 2004, the registrant entered into common stock and warrant purchase agreements with two investors in a private placement transaction pursuant to which the registrant sold an aggregate of 9,167,386 shares of its common stock at a price representing an approximate 20% discount to the average closing price per share of $1.16 of the registrant's common stock for the ten trading days ended December 7, 2004, for cash and the cancellation of indebtedness of the registrant in an aggregate amount of $8,500,000, less fees and expenses incurred by the registrant. In connection with the transaction, the registrant also issued warrants to purchase (i) an aggregate of 4,583,693 shares of common stock exercisable for a period of three (3) years from the date of issuance, at an exercise price of $1.16; and (ii) 4,583,693 shares of common stock exercisable for a period of six (6) months from the date of issuance, at an exercise price of $1.16. The registrant may call up to 100% of the warrants if the common stock price is equal to or greater than $3.00 per share for five (5) consecutive trading days prior to the date that the registrant calls the warrants. The warrants have adjustment provisions for dilution events including stock splits, stock dividends and similar transactions.

         In connection with the registrant's sale of common stock and warrants pursuant to the common stock and warrant purchase agreements, the registrant entered into a registration rights agreement with each investor pursuant to which, among other things, the registrant agreed to use its best efforts to file a registration statement to register for resale the shares of common stock, including the shares of common stock issuable upon exercise of the warrants, no later than thirty (30) days after the closing date and cause such registration statement to become effective as promptly as practicable after filing but no later than March 7, 2005.

         In connection with these transactions, the registrant reduced the exercise price from $1.52 per share to $0.80 cents per share with respect to previously issued warrants to purchase an aggregate of 2,196,797 shares of common stock to the investors. The two (2) investors in the transaction are "accredited investors", as that term is defined under Rule 501 under Regulation D of the Securities Act of 1933, as amended, pursuant to the exemption from registration requirements under Rule 506 and Section 4(2) of the Securities Act.




================================================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 23, 2004.

                                               XYBERNAUT CORPORATION


                                               By: /s/ Bruce Hayden
                                                   -----------------------------
                                                   Bruce Hayden
                                                   Senior Vice President and
                                                   Chief Financial Officer
Date: December 23, 2004






















================================================================================